UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

2050 MOTORS, INC.

(Exact name of Registrant as specified in its Charter)

California	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

25 N River Lane Suite 2050, Geneva, IL 60134

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

2050 Motors, Inc. is referred to herein as “we”, “us”, or “us”

Item 7.01 Regulation FD Disclosure.

On June 7, 2019, 2050 Motors, Inc. aka 2050 Corp. executed a Letter of Intent (“LOI”) with LVG1, an LLC d/b/a UNDERground Villas & Hotels (“LVG1” or “UVH”; https://undergroundvh.com/), under which 2050 will purchase 10% of LVG1’s equity or similar economic interest in exchange for 100,000 1% Series B Preferred Shares of 2050 convertible into 100,000,000 restricted common shares of 2050. Under the terms, LVG1 shall be issued a right to spin-off or spin-out via a public offering to 2050 shareholders during the three years subsequent to execution of closing documents. Meanwhile, 2050 shall be issued a right of participation in future UNDERground funding rounds through year-end 2022 at its 10% ownership threshold. UVH is owner and operator of a branded portfolio of consumer products and services targeting the global travel and entertainment industries, with access to over 33,000 villas and resort properties worldwide using a wholesale e-commerce platform. UVH has active engagements today in the travel, tourism, eSports, and cannabidiol (“CBD”) markets, with contracts signed or under negotiation with well-known operators, teams, consumer brands and distributors targeting multiple nationwide retailers with tens of thousands of points of sale. It is 2050’s intent to leverage the UVH name across its cannabis social network currently under development @ www.kanab.club including embedding UVH on a co-branded or similar basis into its planned Kanab Club e-commerce marketplace. UVH’s substantial branding and consumer traffic are expected to provide a natural complement to Kanab Club by populating its platform with users. Concurrently with the signing of the LOI, 2050 has extended an offer to LVG1’s owner, James Donnellan (https://www.linkedin.com/in/jamesdonnellan/), an experienced businessman in the trade, travel, media and CBD industries, to join its Advisory Board. Further information will be disclosed as the relationship progresses including commentary at future 2050 investor calls, presentations and/or shareholder meetings.

Item 9.01. Exhibits

(a) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1 10.2 10.3 10.4	LVG1 2050 Letter of Intent UNDERground Lifestyle Brand Overview UNDERground CBD Product Sheet UNDERground CBD Product Samples

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2050 MOTORS, INC.

Date: June 10, 2019	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer